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                                                                   EXHIBIT 10.28


 COPY                             COMMERCIAL LEASE

     THIS LEASE is made and executed in duplicate this 3rd day of November, 1998

     BY AND BETWEEN Jim & Jeannette Beeger hereinafter called "Lessor," and Liquid Audio hereinafter called "Lessee."

     WITNESSETH: That for and in consideration of the sum of $500.00 to Lessor, paid by Lessee, receipt of which is hereby acknowledged by Lessor, and for the further consideration of the payment of the rents and the performances of the covenants contained herein on the part of the Lessee, and in the manner hereinafter stated, Lessor leases and lets to Lessee, and Lessee hereby leases, hires, and takes from Lessor, upon the terms and conditions hereinafter set forth, the following described property, and its appurtenances, situated in the City of Redwood City, County of San Mateo State of California, particularly described as follows: Office Suite located at 820 Winslow Street.

TERM.

     For the term of month to month commencing on the First day of December,
1998

RENT.

     The total rent shall be the sum of $ 500.00 dollars payable monthly in advance, installments of $500.00 dollars, each in lawful money of the United States of America, on the First day of each and every calendar month. In the event Lessee has paid the rental hereunder, as herein provided, and has duly complied with the terms and provisions hereof, Lessee may occupy and enjoy the leased premises for the final N/A month of the term, free from obligation to pay any rental for such N/A months.

     This lease is made subject to the following terms and conditions:

Payment of Rent.
     1. Lessee agrees to pay rents to Lessor at the time and in the manner herein provided.

Default and Re-entry.
     2. If Lessee breaches the lease and abandons the property before the end of the term or if his right to possession is terminated by Lessor because of a breach of the lease, Lessor may recover as damages the worth of the unpaid rent for the balance of the term plus any other foreseeable damages incurred by Lessor.

Removal of Property.
     Should Lessee fail to pay any part of the rents herein specified, at the times or in the manner herein provided, or fail faithfully to comply with or perform any other of the terms, conditions, covenants and agreements of this lease on the part of Lessee to be performed or complied with, or should Lessee abandon the leased premises, then and in that event, Lessor, at the sole option of Lessor may terminate this lease, and Lessor and Lessee shall have all the rights and remedies as provided in California Civil Code, Section 1951.2. Lessor may pursue any remedy whatsoever provided for by law, and in any event Lessor shall be entitled to the possession of the leased premises at the lawful termination of this lease. Lessor is hereby authorized to remove and store at Lessee's expense any personal property which Lessee

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abandons at the leased premises upon vacating those premises. If Lessee has breached any of the provisions of this lease and has abandoned the leased premises, Lessor and Lessee shall have all the rights and remedies as provided by California Civil Code, Section 1951.4, so long as this lease, and Lessee's rights to the possession of the leased premises, are not terminated by Lessor. The rights of Lessor under this lease shall be cumulative to all other rights or remedies given to Lessor by law or by the terms of this lease.

USES AND USES PROHIBITED.
     3. That the lease premises shall be used, occupied and conducted exclusively as and for office and storage and for no other purpose; and shall be used, occupied and conducted in a thoroughly orderly and respectable manner, without let, hindrance, annoyance, disturbance, detriment, injury or offense to Lessor. Lessee shall not maintain or commit, nor suffer to be maintained or committed any nuisance or waste in or about the leased premises. Lessee shall not do or permit anything to be done in or about the leased premises, nor bring or keep anything therein, which will in any way affect fire or other insurance on the building or any of its contents, or which shall in any way conflict with any law, ordinance, rule, or regulation affecting the occupancy and use of the premises which are or may hereafter be enacted or promulgated by any public authority.
     Lessee shall not construct, maintain or permit to be constructed or maintained, any sign, or billboard on the roof of the building located on the premises, nor paint, nor hang, nor permit or authorize others to paint, or hang, any sign on the walls thereof, unless written permission to do so has been obtained from Lessor.

ASSIGNMENT AND SUBLETTING.
     4. Lessee may assign his interest or sublet the property, but only with the prior written consent of Lessor. Under no other circumstances, and without prior obtained written consent, neither this lease nor any interest therein shall be assignable or subject to subletting. Lessor shall not unreasonably withhold requested written consent.
     Lessee further promises and covenants that if the neglects or fails to perform or observe any of the covenants contained in this lease and continues this neglect or failure for ten (10) days after notice by Lessor, or if the estate hereby created shall be taken on execution, and such execution shall not be satisfied, cancelled or otherwise removed within thirty (30) days after notice by Lessor, or if the Lessee shall be adjudicated bankrupt or insolvent according to law, or if any assignment of its property shall be made for the benefit of creditors, then Lessor may immediately terminate this lease. Lessee covenants that in case of such termination it will indemnify Lessor against all loss of rent which Lessor may incur by reason of such termination, during the residue of the term above specified.

ALTERATIONS AND REPAIRS.
DAMAGE TO PREMISES.
     5. Lessee agrees that the leased premises are now in tenantable and good order and condition and that Lessee shall keep and maintain these premises in good and sanitary order and condition, and that no damages, alterations, or change whatever shall be made in or about the leased premises without the written consent of Lessor. Unless otherwise provided by written agreement, all alterations, improvements and changes that may be required shall be done by or under the direction of Lessor but at the cost of Lessee. All alterations, additions, and improvements made in and to the leased premises shall, unless otherwise provided by written agreement, be the property of Lessor and shall remain upon, and be surrendered with the leased premises. Lessee shall not mar or deface in any manner the walls, woodwork, or any other part of the leased premises. All damage or injury done to the premises or property of the Lessor by the Lessee, or by any person who may be in or upon the premises, with the consent of the Lessee, shall be paid for by the Lessee at the time the damage or injury is inflicted. Lessee shall, at the termination of the lease, surrender the leased premises to Lessor in as good order and condition as received, normal wear and tear excepted.

DELIVERY OF POSSESSION.
     6. In the event of the inability of Lessor to deliver possession of the leased premises at the time herein fixed for the commencement of the term of this lease, neither Lessor nor the agent of Lessor shall be liable for any damage caused thereby, nor shall this lease thereby become void or voidable, but in such event Lessee shall not be liable for any rent until such time as Lessor can deliver possession.

NOTICE OF SURRENDER.
     7. Lessee shall, at least thirty (30) days before the date of expiration of this lease, give Lessor a written notice of intention to surrender the leased premises on that date. If such notice is not given, then Lessee shall be liable for rent of one additional month in the event that he shall have vacated the leased premises, at the expiration of the term of this lease.

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HOLDING OVER.
     8. If Lessee holds possession of the premises after the expiration of the term of this lease, Lessee shall become a tenant from month-to-month only upon the terms herein specified, but at a monthly rental of Five hundred Dollars ($500%) per month payable monthly in advance in lawful money of the United States on the First day of each month and shall continue to be such tenant until such tenancy shall be terminated by Lessor, or Lessee by written notice of at least one month prior to the date of the termination of such monthly tenancy of the intention to terminate such tenancy.

DESTRUCTION OF PREMISES.
     9. If the building or the leased premises shall be destroyed by fire or other cause or be so damaged that they become untenantable and cannot be rendered tenantable within ninety (90) days from the date of the injury this lease may be terminated by Lessor. In case the premises shall be so damaged as not to require a termination of the lease as above provided, then a proportionate allowance shall be made to Lessee for the rent hereinbefore reserved corresponding to the time during which and to the portion of the premises of which Lessee shall be so deprived. Lessee expressly waives the provisions of Section 1932 and Subdivision 4 of Section 1933 of the Civil Code of the State of California. Lessor shall be sole judge as to whether such damage has caused said building or premises to be untenantable, and as to whether they can be rendered tenantable within ninety (90) days from the date of injury.

ENTRY AND INSPECTION.
     10. Management is given the right to enter into or inspect the premises for the following purposes:
     (a)  In case of emergency.
     (b) To make necessary or agreed repairs, decorations, alterations or improvements, supply necessary or agreed services, or exhibit the unit to prospective or actual purchasers, mortgages, tenants, workmen or contractors.
     (c)  When the tenant has abandoned or surrendered the premises.
     (d)  Pursuant to court order.
     Except in cases of emergency, when the tenant has abandoned or surrendered the premises, or if it is impracticable to do so, the Owner shall give the tenant reasonable notice of his intent to enter and enter only during normal business hours. Twenty-four (24) hours shall be presumed to be reasonable notice.

SERVICE CHARGES.
     11. Lessee agrees to pay during the term hereof, all charges made against the premises for water rates, gas, electricity, power, heat, telephone, and garbage disposal services, and for any other commodities furnished or supplied or used in or upon or about the premises. Tenants in 822 and 824 Winslow will Pay Lessee their Prorata share of the water and sewer rates.

ROOF.
     12. Lessor agrees to maintain the roof over the demised premises in good order and repair and repairs to the roof shall be made by and at the expense of Lessor.

SUBORDINATION.
     13. Lessee's interest in this property shall be subject and subordinate at all times to the lien of any mortgage or trust deed or deeds which may now exist upon or which may be placed upon the premises or the property of which the premises are a part and Lessee covenants that it will execute and deliver to Lessor or the nominee of Lessor proper subordination agreements to this effect at any time upon the request of Lessor and without payment being made therefor.

BREACH OF CONDITIONS.
     14. Each and every covenant and term hereof to be kept and performed by Lessee is expressly made a condition, upon breach whereof Lessor may terminate this lease and exercise all rights of entry and re-entry upon the leased premises, as provided for by law.

NON-WAIVER OF BREACH.
     15. The failure or ommission of Lessor to terminate this lease, for any violation of any of its terms, conditions, or covenants shall in no way be deemed to be a consent by Lessor to such violation, and shall in no way bar, estop or prevent Lessor from terminating this lease thereafter, either for such or for any subsequent violation of any such term, condition or covenant. The acceptance of rent hereunder shall not be, or be construed to be, a waiver of any breach of any term, covenant, or condition of this lease.

COSTS OF SUIT.
     16. If any legal action or proceeding be brought by either party to enforce any part of this Agreement, the prevailing party shall recover, in addition to all other relief, reasonable attorney's fees and costs.

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SERVICE OF NOTICE.
     17. Notices required under this Agreement may be served upon: Jim & Jeannette Beeger 26905 Orchard Hill Lane at Los Altos Hills 94022 California. Said person is authorized to accept legal service on behalf of Lessor. Notice may be served on Lessee at the address set forth on page 1.

SECURITY.
     18. It is further covenanted and agreed by Lessee that nothing herein contained and no security or guarantee which may now or hereafter be furnished Lessor for the payment of the rent herein reserved or for the performance by Lessee of the other terms or covenants of this lease, shall in any way be a bar or defense to any action in unlawful detainer, or for the recovery of these premises, or in any action which Lessor may at any time commence for breach of any part of the terms or covenants of this lease.

LESSOR AND LESSEE DEFINED.
HEIRS, ETC., INCLUDED.
     19. The word "Lessor" and the word "Lessee" as used herein include the plural as well as the singular. The neuter gender when used here, shall include the masculine and feminine.
     20. This lease shall include and inure to and bind the heirs, executors, administrators, successors and assigns of the respective parties hereto, but nothing in this paragraph contained shall be construed to modify or impair in any manner any of the provisions and restrictions of this lease relating to the assignment of this lease or of any interest therein, or to the subletting or underletting of the leased premises of any part thereof.
     21. Lessee agrees that this instrument contains all of the provisions of the agreement between the parties hereto, and that no promise or agreement not contained herein shall be binding on Lessor.
     22.  Time is the essence of this agreement.
     23. Lessee accepts the leased premises subject to all zoning laws, ordinances, and regulations applicable to and regulating the use of the premises, and acknowledges that Lessor has made no representations or warranties as to the suitability of the premises for any particular use.
     24.  Additional Provisions (Insert here and refer to paragraph 24.):



     These parties have executed this lease the day and year first above written.
     This lease in section 8 provides for automatic renewal from month-to-month if Lessee remains in possession after the expiration of the term of this lease.

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    Lessor                                      Lessee

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    Lessor                                      Lessee

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    Lessor                                      Lessee

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    Lessor                                      Lessee

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SERVICE OF NOTICE.
     17. Notices required under this Agreement may be served upon: Jim + Jeannette Beeger 26905 Orchard Hill Lane at Los Altos Hills 94022 California. Said person is authorized to accept legal service on behalf of Lessor. Notice may be served on Lessee at the address set forth on page 1.

SECURITY.
     18. It is further covenanted and agreed by Lessee that nothing herein contained and no security or guarantee which may now or hereafter be furnished Lessor for the payment of the rent herein reserved or for the performance by Lessee of the other terms or covenants of this lease, shall in any way be a bar or defense to any action in unlawful detainer, or for the recovery of these premises, or in any action which Lessor may at any time commence for breach of any part of the terms or covenants of this lease.

LESSOR AND LESSEE DEFINED.
HEIRS, ETC., INCLUDED.
     19. The word "Lessor" and the word "Lessee" as used herein include the plural as well as the singular. The neuter gender when used here, shall include the masculine and feminine.
     20. This lease shall include and inure to and bind the heirs, executors, administrators, successors and assigns of the respective parties hereto, but nothing in this paragraph contained shall be construed to modify or impair in any manner any of the provisions and restrictions of this lease relating to the assignment of this lease or of any interest therein, or to the subletting or underletting of the leased premises of any part thereof.
     21. Lessee agrees that this instrument contains all of the provisions of the agreement between the parties hereto, and that no promise or agreement not contained herein shall be binding on Lessor.
     22.  Time is the essence of this agreement.
     23. Lessee accepts the leased premises subject to all zoning laws, ordinances, and regulations applicable to and regulating the use of the premises, and acknowledges that Lessor has made no representations or warranties as to the suitability of the premises for any particular use.
     24.  Additional Provisions (Insert here and refer to paragraph 24.):



     These parties have executed this lease the day and year first above written.
     This lease in section 8 provides for automatic renewal from month-to-month if Lessee remains in possession after the expiration of the term of this lease.

                                                     /s/Gerald W. Kearby
 ...............................                      .........................
           Lessor                                             Lessee
                                                                  6 Nov 98
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           Lessor                                             Lessee

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           Lessor                                             Lessee

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    Lessor                                                 Lessee

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